UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 469-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange where registered
Common Stock $.001 par value	VRSK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 20, 2025, Verisk Analytics, Inc. (the “Company”) amended its Restated Certificate of Incorporation (the “Certificate of Incorporation”) to (i) eliminate the supermajority voting standard, and replace it with a simple majority voting standard, with respect to the ability of the Company to amend Article SIXTH of the Certificate of Incorporation prohibiting any Insurer Group (as defined therein) from owing more than 10% of the Company’s outstanding Common Stock (the “Insurer Group Supermajority Amendment”); (ii) eliminate the default supermajority voting standard set forth in the Delaware General Corporate Law (the “DGCL”), and replace it with a simple majority voting standard (limited to non-interested shareholders), with respect to the Company’s ability to approve certain business combinations between the Company and interested shareholders (the “Business Combination Amendment”); (iii) limit certain monetary liability of officers of the Company as permitted by the DGCL (the “Exculpation Amendment”); and (iv) grant shareholders owning 25% or more of the voting power of the outstanding shares of Common Stock of the Company the ability to request that the Board of Directors of the Company (the “Board”) call a special meeting of shareholders (the “Special Meeting Amendment”; and together with the Insurer Group Supermajority Amendment, the Business Combination Amendment and the Exculpation Amendment, collectively, the “Charter Amendments”).

Each of the Charter Amendments was previously approved by the Board, subject to shareholder approval, and was approved by the Company’s shareholders at the Company’s 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”), as further described in Item 5.07 below.

Additionally, on May 20, 2025 the Board approved amendments to the Amended and Restated Bylaws of the Company (the “Bylaws”) reflecting (i) conforming, clarifying and updating changes to the Bylaws related to the Special Meeting Amendment, and (ii) certain other routine and non-substantive updates and revisions.

The foregoing description of the Charter Amendments and amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendments and the Amended and Restated Bylaws, as amended. Copies of the Restated Certificate of Incorporation of Verisk Analytics, Inc., effective as of May 20, 2025, which incorporates each of the Charter Amendments, and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the holders of Common Stock of the Company for a vote at the 2025 Annual Meeting held on May 20, 2025:

1.	The election of eleven members of the Board of Directors each to serve one-year terms;

2.	The advisory, non-binding resolution to approve the compensation of the Company’s named executive officers (“say-on-pay”);

3.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2025;

4.	The Insurer Group Supermajority Amendment;

5.	The Business Combination Amendment;

6.	The Exculpation Amendment;

7.	The Special Meeting Amendment; and

8.

The shareholder proposal that would enable shareholders owning 10% or more of the outstanding shares of Common Stock of the Company to request that the Board call a special meeting of shareholders (the “Shareholder Proposal”).

The results of such votes were as follows:

1. The Company’s shareholders elected each of the eleven nominees to the Board of Directors to serve one-year terms by the following votes:

Name of Nominee	Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
Jeffrey Dailey	118,174,069	2,194,218	74,911	5,892,487
Bruce Hansen	118,844,224	1,529,894	69,080	5,892,487
Gregory Hendrick	119,937,777	436,409	69,012	5,892,487
Kathleen A. Hogenson	117,851,827	2,523,464	67,907	5,892,487
Samuel G. Liss	107,566,727	12,577,290	299,181	5,892,487
Christopher J. Perry	119,891,737	480,965	70,496	5,892,487
Sabra R. Purtill	120,175,285	197,553	70,360	5,892,487
Lee M. Shavel	119,616,407	766,548	60,243	5,892,487
Olumide Soroye	119,933,517	440,729	68,952	5,892,487
Kimberly S. Stevenson	117,969,062	2,332,908	141,228	5,892,487
Therese M. Vaughan	112,609,747	7,692,228	141,223	5,892,487

2. The Company’s shareholders approved the compensation of the Company’s named executive officers on an advisory, non-binding basis by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
112,952,436	4,675,605	2,815,157	5,892,487

3. The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2025 by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining
112,562,877	13,718,337	54,471

4. The Company’s shareholders approved the Insurer Group Supermajority Amendment by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
117,248,141	481,330	2,713,727	5,892,487

5. The Company’s shareholders approved the Business Combination Amendment by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
117,231,962	495,524	2,715,712	5,892,487

6. The Company’s shareholders approved the Exculpation Amendment by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
103,797,860	16,527,229	118,109	5,892,487

7. The Company’s shareholders approved the Special Meeting Amendment by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
109,648,970	851,135	9,943,093	5,892,487

8. The Company’s shareholders rejected the Shareholder Proposal by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
51,286,475	66,360,673	2,796,050	5,892,487

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Verisk Analytics, Inc., effective as of May 20, 2025

3.2	Amended and Restated Bylaws of Verisk Analytics, Inc., effective as of May 20, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: May 27, 2025	By:	/s/ Kathy Card Beckles
	Name:	Kathy Card Beckles
	Title:	Executive Vice President and Chief Legal Officer